                                                                   Exhibit 10.37

                     THIRD AMENDMENT TO SUBLEASE AGREEMENT

     THIS THIRD AMENDMENT TO SUBLEASE AGREEMENT (the "Amendment") is made and entered into as of February 10, 2000, by and between EOP-PERIMETER CENTER, L.L.C., a Delaware limited liability company ("Sublessor"), and INTERLIANT, INC. (f/k/a SAGE NETWORKS, INC.), a Delaware corporation ("Sublessee").

                                    RECITALS

A. Sublessor (as successor in interest to Southern Company Services, Inc.) and Sublessee are parties to that certain sublease agreement dated May 29, 1998 (the "Original Sublease") for certain space in the building known as 64 Perimeter Center East (formerly known as Building 64A) located at 64 Perimeter Center East, Atlanta, Georgia (the "Building"). The Original Sublease has been amended by that certain First Amendment to Sublease Agreement dated December 9, 1998 (the "First Amendment") and that certain Second Amendment to Sublease Agreement dated October 31, 1999 (the "Second Amendment") (the Original Sublease, the First Amendment and the Second Amendment are referred to herein collectively as the "Sublease").

B. The premises demised under the Sublease are located in the Building and consist of (i) Suite G-300 (the "Original Sublease Premises"), (ii) the "Data Center Expansion Premises" (as defined in the Sublease) on Floor G2 of the Building, (iii) the "Temporary Office Space" (as defined in the Sublease) on the first floor of the Building, and (iv) the "Second Amendment Data Center Premises" (as defined in the Sublease) on Floor G2 of the Building (the Original Sublease Premises, the Data Center Expansion Premises, the Temporary Office Space and the Second Amendment Data Center Premises are collectively referred to herein as the "Premises").

C. Sublessor and Sublessee are currently negotiating the terms of a new lease (the "New Lease") for approximately 20,929 square feet (the "New Space") located on the 8th floor of the building located at 66 Perimeter Center East, Atlanta, Georgia, commonly known as 66 Perimeter Center East.

D. Pursuant to the Sublease, the term for the Temporary Office Space is scheduled to expire on March 15, 2000 (the "Temporary Office Space Prior Termination Date"), and the parties desire to extend the term of the Sublease, but only as it pertains to the Temporary Office Space, all on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee agree as follows:

I.   Extension.  The term of the Temporary Office Space is hereby extended for a
     ---------
     period commencing on the day immediately following the Temporary Office Space Prior Termination Date and ending on May 15, 2000 (the "Temporary Office Space Extended Termination Date"), unless sooner terminated in accordance with the terms of the Sublease. That portion of the term commencing on the day immediately following the Temporary Office Space Prior Termination Date ("Temporary Office Space Extension Date") and ending on the Temporary Office Space Extended Termination Date shall be referred to herein as the "Temporary Office Space Extended Term."

II.  Monthly Base Rent. Commencing on the Temporary Office Space Extension Date
     -----------------
     and throughout the remainder of the Temporary Office Space Extended Term, Sublessee shall pay Sublessor the sum of $23,569.00 per month (i.e. $21.00 per rentable square foot in the Temporary Office Space) as Base Rent for the Temporary Office Space, plus applicable State sales and use taxes, with each installment payable on or before the first day of each month during the period beginning on the Temporary Office Space Extension Date and ending on the Temporary Office Space Extended Termination Date, prorated for any partial month within the Temporary Office Space Extended Term. All such Base Rent shall be payable by Sublessee in accordance with the terms of the Sublease.

III. Condition of Temporary Office Space.  Sublessee is in possession of the
     -----------------------------------
     Temporary Office Space and accepts the same "as is" without any agreements, representations, understandings or obligations on the part of Sublessor to perform any alterations, repairs or improvements.

                                 Exhibit 10.37

IV.  Contingencies.  This Amendment is expressly contingent on each of the
     -------------
     following occurring on or before February 11, 2000 (the "Contingency
     Date"):

     A. Sublessee executes and delivers the New Lease to Sublessor in form and substance satisfactory to Sublessor; and

     B. Sublessee delivers to Sublessor the Security Deposit (as defined in the New Lease) and all prepaid rental due under the New Lease, all strictly in accordance with the terms thereof.

     In the event the foregoing are not satisfied on or before the Contingency Date, this Amendment shall be terminated and of no force or effect, and any occupancy by Sublessee of the Temporary Office Space after the Prior Temporary Office Space Termination Date shall constitute a holdover subject to the provisions of Section 26 of the Sublease, and Sublessor shall be entitled to exercise any and all remedies available to it as a consequence of Sublessee's holdover.

V.   No Renewals.  The extension rights set forth in Section 6 of the First
     -----------
     Amendment have expired or otherwise been satisfied and they no longer exist. Sublessee has no rights to renew the term with respect to the Temporary Office Space beyond the date set forth in this Amendment.

VI.  Miscellaneous.
     -------------

     A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Sublessee be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Sublessee in connection with entering into the Sublease, unless specifically set forth in this Amendment.

     B. Except as herein modified or amended, the provisions, conditions and terms of the Sublease shall remain unchanged and in full force and effect.

     C. In the case of any inconsistency between the provisions of the Sublease and this Amendment, the provisions of this Amendment shall govern and control.

     D. Submission of this Amendment by Sublessor is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Sublessee. Sublessor shall not be bound by this Amendment until Sublessor has executed and delivered the same to Sublessee.

     E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Sublease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

     F. Sublessee hereby represents to Sublessor that Sublessee has dealt with no broker in connection with this Amendment, other than The Wesley Company. Sublessee agrees to indemnify and hold Sublessor, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Sublessor Related Parties") harmless from all claims of any brokers claiming to have represented Sublessee in connection with this Amendment, other than The Wesley Company. Sublessor hereby represents to Sublessee that Sublessor has dealt with no broker in connection with this Amendment, other than The Wesley Company. Sublessor agrees to indemnify and hold Sublessee, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Sublessee Related Parties") harmless from all claims of any brokers claiming to have represented Sublessor in connection with this Amendment, other than The Wesley Company.

                                 Exhibit 10.37

     IN WITNESS WHEREOF, Sublessor and Sublessee have duly executed this Amendment as of the day and year first above written.

                              SUBLESSOR:

                              EOP-PERIMETER CENTER, L.L.C., a Delaware limited liability company

                              By: EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

                                    By:  Equity Office Properties Trust, a
                                         Maryland real estate investment trust,
                                         its managing general partner

                                         By: /s/ Jeff Sweeney
                                             -----------------------------------

                                         Name:
                                               ---------------------------------

                                         Title: V.P. Leasing
                                                --------------------------------


                              SUBLESSEE:

                              INTERLIANT, INC., a Delaware corporation

                              By: /s/ Jennifer Lawton
                                  ---------------------------------------------

                              Name:
                                    -------------------------------------------

                              Title: Sr. Vice President
                                     ------------------------------------------